SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 22, 2004
                                (Date of report)

                             UNIVERSAL EXPRESS, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                       000-18094                   11-2781803
(State of Incorporation)      (Commission File Number)        (IRS Employer ID)

                     1230 Avenue of the Americas, Suite 771
                            New York, New York 10020
                    (Address of principle executive offices)

                                 (917) 639-4157
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On September 22, 2004, Universal Express, Inc. (the "Company") engaged Durland & Company as the Company's independent accountant. During the two most recent fiscal years and through September 21, 2004, the Registrant has not consulted with Durland regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Durland concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.    any matter that was either subject of disagreement or event, as defined in
      Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to
      Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                       UNIVERSAL EXPRESS, INC.
                                       (Registrant)

September 27, 2004                     /s/ RICHARD A. ALTOMARE
                                       ------------------------
                                       By: Richard A. Altomare
                                       Its:  Chief Executive Officer